UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2025

SABRE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive Southlake, TX	76092
(Address of principal executive offices	(Zip Code)

(682) 605-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	SABR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

SPV Notes

SPV Notes Indenture

On December 5, 2025 (the “SPV Notes Issue Date”), Sabre Financial Borrower, LLC (“Sabre Financial”), an indirect wholly-owned subsidiary of Sabre Corporation (“Sabre” or the “Company”), Sabre Financing Holdings LLC (“Sabre Financing”), Sabre Financial’s direct parent company, certain of Sabre’s Luxembourg subsidiaries and Wilmington Trust, National Association, as trustee and collateral agent, entered into an indenture (the “SPV Notes Indenture”) governing Sabre Financial’s newly issued 11.125% senior secured notes due 2029 (the “SPV Notes”). The SPV Notes were issued in an aggregate principal amount of $1 billion, will pay interest semiannually in arrears on June 15 and December 15 of each year, beginning on June 15, 2026, at a rate of 11.125% per year, and will mature on June 15, 2029.

The proceeds from the issuance of the SPV Notes were lent by Sabre Financial to Sabre GLBL pursuant to the Intercompany Loan (as defined below).

The SPV Notes are jointly and severally, irrevocably and unconditionally, guaranteed on a secured basis by Sabre Financing and, up to an amount of $400 million, certain of Sabre’s existing and future foreign subsidiaries organized under the laws of Australia, England and Wales, Iceland, Luxembourg, Poland, Singapore and Uruguay (collectively, the “Sabre Foreign Guarantors”, and together with Sabre Financing, the “SPV Notes Guarantors”). On the SPV Notes Issue Date, the SPV Notes were guaranteed by Sabre Financing and the Sabre Foreign Guarantors organized in Luxembourg, and the SPV Notes Indenture requires Sabre Financial to use commercially reasonable efforts to cause the guarantees by other Sabre Foreign Guarantors to be issued within 120 days after the SPV Notes Issue Date. The SPV Notes will not be guaranteed by Sabre GLBL Inc. (“Sabre GLBL”), a wholly-owned subsidiary of Sabre, the Sabre GLBL Guarantors (as defined below) or any of their other domestic or foreign subsidiaries.

The SPV Notes and the related guarantees (i) are general senior secured obligations of Sabre Financial and each SPV Notes Guarantor; (ii) rank equally in right of payment to all future unsubordinated indebtedness of Sabre Financial and each SPV Notes Guarantor; (iii) rank effectively senior to all unsecured indebtedness of Sabre Financing and, to the extent of the value of the collateral but not more than $400 million, the Sabre Foreign Guarantors; (iv) are structurally senior to the indebtedness of Sabre GLBL and the Sabre GLBL Guarantors, including the New Sabre GLBL Notes, the Existing Sabre GLBL Secured Notes, the Sabre GLBL Exchangeable Notes and the Sabre GLBL Senior Credit Facilities (each as defined below), with respect to the assets of Sabre Financial and Sabre Financing and, up to an amount of $400 million, with respect to the assets of the Sabre Foreign Guarantors; (v) are effectively subordinated to all secured indebtedness of Sabre Financial and SPV Notes Guarantors to the extent of the value of any assets securing such secured indebtedness that are not collateral or in excess of $400 million with respect to the Sabre GLBL Guarantors; (vi) are structurally subordinated to all existing and future indebtedness, claims of holders of preferred stock and other liabilities of subsidiaries of the Sabre Foreign Guarantors that do not guarantee the SPV Notes; and (vii) are senior in right of payment to all existing and future subordinated indebtedness of Sabre Financial and the SPV Notes Guarantors. Upon the occurrence of specific kinds of changes of control, the holders of the SPV Notes have the right to cause Sabre Financial to repurchase some or all of the SPV Notes at 101.000% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase. The SPV Notes are subject to redemption on the terms and at the prices set forth in the SPV Notes Indenture.

The SPV Notes Indenture contains covenants that, among other things, limit Sabre Financial’s ability and the ability of its restricted subsidiaries to:

•	incur additional indebtedness or issue disqualified stock or preferred stock of subsidiaries;

•	pay dividends or make other distributions on, redeem, defease, repurchase or otherwise retire equity interests;

•	create liens on certain assets to secure debt;

•	make certain investments;

•	sell certain assets;

•	place restrictions on the ability of restricted subsidiaries to make payments to Sabre Financial, Sabre Financing, Sabre Foreign Guarantors, or their respective subsidiaries;

•	consolidate, merge or sell all or substantially all of their assets; and

•	enter into certain transactions with affiliates.

These covenants are subject to important exceptions, limitations and qualifications.

The SPV Notes Indenture includes customary events of default, including certain events of default with respect to collateral under the Intercompany Loan and defaults by Sabre GLBL and its restricted subsidiaries under certain indebtedness.

This description of the SPV Notes Indenture and the SPV Notes does not purport to be complete and is qualified in its entirety by reference to the SPV Notes Indenture and the form of the SPV Notes, which are filed within this Form 8-K as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

SPV Security Agreement

Sabre Financial’s and the SPV Notes Guarantors’ obligations under the SPV Notes Indenture are secured, subject to permitted liens, by a first-priority security interest in substantially all present and hereinafter acquired property and assets of Sabre Financial, Sabre Financing and, up to an amount of $400 million, the Sabre Foreign Guarantors (other than certain excluded assets). (collectively, the “SPV Security Documents”), including the Pledge and Security Agreement executed in connection with the entry into the SPV Notes Indenture, on December 5, 2025, by and among Sabre Financial, Sabre Financing, and Wilmington Trust, National Association, as collateral agent (the “SPV Security Agreement”).

The liens granted under the SPV Security Documents constitute first-priority liens, subject to certain exceptions and permitted liens described therein, on:

•	the loan payments due to Sabre Financial evidenced by the intercompany note issued under the Intercompany Loan;

•	all equity interests of Sabre Financial, held by Sabre Financing;

•	substantially all equity interests directly owned by Sabre Financial or any SPV Notes Guarantor in their direct restricted subsidiaries (with customary limitations on pledges of certain voting stock);

•

substantially all tangible and intangible personal property of Sabre Financial and the SPV Notes Guarantors, including, without limitation, accounts, inventory, equipment, general intangibles (including intellectual property and intercompany agreements), instruments and investment property, books and records, and proceeds of the foregoing; and

•

mortgages on material owned real property of Sabre Financial and the SPV Notes Guarantors, if any and to the extent required, together with customary title insurance, opinions and related deliverables.

This description of the SPV Security Documents, including the SPV Security Agreement, does not purport to be complete and is qualified in its entirety by reference to the SPV Security Agreement, which is filed within this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Intercompany Loan

On December 5, 2025, Sabre GLBL entered into the First Lien Pari Passu Credit Agreement (the “Intercompany Loan”), among Sabre GLBL, as borrower, Sabre Holdings Corporation, as guarantor (“Sabre Holdings”), the other Sabre GLBL Guarantors, Sabre Financial, as lender, and Wilmington Trust, National Association, as the administrative agent, in the amount of $1 billion. The proceeds of the Intercompany Loan were used to refinance a portion of Sabre GLBL’s obligations under its Existing Exchange Notes and the Term Loan Credit Agreement (each as defined below).

The Intercompany Loan is guaranteed on a senior, secured basis by Sabre Holdings and Sabre GLBL’s restricted subsidiaries that guarantee the Sabre GLBL Senior Credit Facilities (each of which also guarantee the Sabre GLBL’s existing senior secured notes (the “Existing Sabre GLBL Secured Notes”)). Neither Sabre’s foreign subsidiaries nor unrestricted subsidiaries are required to guarantee the Intercompany Loan. Each of Sabre GLBL’s future direct and indirect restricted subsidiaries that guarantee indebtedness under the Sabre GLBL Senior Credit Facilities, the Existing Sabre GLBL Secured Notes or other first lien obligation of Sabre GLBL or a Sabre GLBL Guarantor or, if the Sabre GLBL Senior Credit Facilities cease to be outstanding, any capital markets debt securities of Sabre GLBL or a Sabre GLBL Guarantor, guarantees the Intercompany Loan. The Sabre GLBL Senior Credit Facilities currently require, subject to certain exceptions, newly formed or acquired domestic wholly-owned subsidiaries of Sabre GLBL to guarantee the obligations thereunder. Upon the occurrence of specific kinds of change of control, Sabre GLBL is required to offer to prepay the Intercompany Loan at 101% of the principal amount thereof plus accrued and unpaid interest to the date of prepayment.

The Intercompany Loan and the related guarantees (i) are general senior secured obligations of Sabre GLBL and each of the Sabre GLBL Guarantors, (ii) rank equally in right of payment to all existing and future unsubordinated indebtedness of Sabre GLBL and the Sabre GLBL Guarantors (including the Sabre GLBL Senior Credit Facilities, the New Sabre GLBL Notes and the Existing Sabre GLBL Secured Notes); (iii) rank effectively senior to all unsecured indebtedness of Sabre GLBL and the Sabre GLBL Guarantors, to the extent of the value of the collateral securing the loan, which it will share pari passu with the Sabre GLBL Senior Credit Facilities, the New Sabre GLBL Notes and the Existing Sabre GLBL Secured Notes; (iv) are structurally senior to all other indebtedness of Sabre GLBL that is not guaranteed by the Sabre GLBL Guarantors, with respect to the assets of such guarantors; (v) are effectively subordinated to all secured indebtedness of Sabre GLBL and any Sabre GLBL Guarantor to the extent of the value of any assets securing such secured indebtedness that are not collateral securing the Intercompany Loan; (vi) are structurally subordinated to all existing and future indebtedness, claims of holders of preferred stock and other liabilities of subsidiaries of Sabre GLBL that are not Sabre GLBL Guarantors, including the indebtedness under the New Sabre GLBL Notes and the guarantees of the SPV Notes by the SPV Guarantors; and (vii) are senior in right of payment to all existing and future subordinated indebtedness of Sabre GLBL and the Sabre GLBL Guarantors.

The Intercompany Loan contains covenants that, among other things, limit Sabre GLBL’s ability and the ability of its restricted subsidiaries to:

•	incur additional indebtedness or issue disqualified stock or preferred stock of subsidiaries;

•	pay dividends or make other distributions on, redeem, defease, repurchase or otherwise retire equity interests;

•	create liens on certain assets to secure debt;

•	make certain investments;

•	sell certain assets;

•	place restrictions on the ability of restricted subsidiaries to make payments to Sabre GLBL, Sabre Holdings or the Company;

•	consolidate, merge or sell all or substantially all of their assets; and enter into certain transactions with affiliates.

These covenants are subject to important exceptions, limitations and qualifications.

The Intercompany Loan includes customary events of default, including certain events of default with respect to the SPV Notes.

This description of the Intercompany Loan does not purport to be complete and is qualified in its entirety by reference to the Intercompany Loan, which is filed with this Form 8-K as Exhibit 10.2, and is incorporated herein by reference.

Exchange Offers

New Sabre GLBL Notes Indenture

In connection with the previously disclosed exchange offers (the “Exchange Offers”) by Sabre GLBL to exchange (i) any and all of its outstanding 8.625% Senior Secured Notes due 2027 (the “8.625% Senior Secured Notes”) 11.250% Senior Secured Notes due 2027 (the “11.250% Senior Secured Notes”) and (ii) up to $379 million of its 10.750 Senior Secured Notes due 2029 (the “10.750% Notes” and, together with the 8.625% Notes and the 11.250% Notes, the “Existing Exchange Notes”) for Sabre GLBL’s new 10.750% Senior Secured Notes due 2030 (the “New Sabre GLBL Notes”), on December 8, 2025, Sabre GLBL, Sabre Holdings and certain of Sabre GLBL’s subsidiaries, as guarantors (collectively, with Sabre Holdings, the “Sabre GLBL Guarantors”), and Computershare Trust Company, N.A., as trustee and collateral agent, entered into an indenture (the “New Sabre GLBL Notes Indenture”) governing the New Sabre GLBL Notes. On December 8, 2025, in connection with completing the early settlement of the Exchange Offers, Sabre GLBL issued approximately $468 million (in addition to the cash payments to noteholders pursuant to the terms of the Exchange Offers) aggregate principal amount of New Sabre GLBL Notes in exchange for approximately $659 million aggregate principal amount of Existing Exchange Notes. The New Sabre GLBL Notes will pay interest semiannually in arrears on March 15 and September15 of each year, beginning on March 15, 2026, at a rate of 10.750% per year, and will mature on March 15, 2030. Sabre GLBL will not receive any cash proceeds from the Exchange Offers.

The New Sabre GLBL Notes are jointly and severally, irrevocably and unconditionally guaranteed by (i) Sabre GLBL’s credit facilities (the “Sabre GLBL Senior Credit Facilities”), which are governed by Sabre GLBL Guarantors which also the Amended and Restated Credit Agreement, dated as of February 19, 2013, among Sabre GLBL, Sabre Holdings, the subsidiary guarantors party thereto, the lenders party thereto, Deutsche Bank AG New York Branch, as administrative agent and Bank of America, N.A. as successor administrative agent, as subsequently amended and supplemented from time to time (the “Credit Agreement”) and (ii) the Intercompany Loan. In addition, each future direct and indirect restricted subsidiary of Sabre GLBL that guarantees indebtedness under the Sabre GLBL Senior Credit Facilities, the Intercompany Loan, any additional first lien obligations, any junior lien obligations or any capital markets debt securities of Sabre GLBL or a Sabre GLBL Guarantor, will guarantee the New Sabre GLBL Notes. The Sabre GLBL Senior Credit Facilities and the Intercompany Loan currently require, subject to certain exceptions (including unrestricted subsidiaries and securitization subsidiaries), newly formed or acquired domestic wholly-owned subsidiaries to guarantee the obligations thereunder. None of the New Sabre GLBL Notes, the Sabre GLBL Senior Credit Facilities or the Intercompany Loan will be guaranteed by any of Sabre GLBL’s foreign subsidiaries or unrestricted subsidiaries.

The New Sabre GLBL Notes and the guarantees (i) are general senior secured obligations of Sabre GLBL and each Sabre GLBL Guarantor, (ii) rank equally in right of payment to all existing and future unsubordinated indebtedness of Sabre GLBL and Sabre GLBL Guarantors (including the Sabre GLBL Senior Credit Facilities, the Intercompany Loan, the Existing Sabre GLBL Secured Notes and Sabre GLBL’s 7.32% senior exchangeable notes due 2026 (the “Sabre GLBL Exchangeable Notes”)), (iii) rank effectively senior to all unsecured indebtedness of Sabre GLBL or Sabre GLBL Guarantor, as applicable, to the extent of the value of the collateral securing the New Sabre GLBL Notes, which it shares pari passu with Sabre GLBL’s Senior Credit Facilities, the Intercompany Loan and the Existing Sabre GLBL Secured Notes, (iv) are structurally subordinated to all existing and future indebtedness, claims of holders of preferred stock and other liabilities of subsidiaries of Sabre GLBL or Sabre GLBL Guarantor, as applicable, that do not guarantee the New Sabre GLBL Notes and (v) are senior in right of payment to all existing and future subordinated indebtedness of Sabre GLBL and Sabre GLBL Guarantors, as applicable. Upon the occurrence of specific kinds of changes of control, the holders of the New Sabre GLBL Notes will have the right to cause Sabre GLBL to repurchase some or all of the New Sabre GLBL Notes at 101.000% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase. The New will be subject to redemption on the terms and at the prices set forth in the New Sabre GLBL Notes Indenture.

The New Sabre GLBL Notes Indenture contains covenants that, among other things, limit Sabre GLBL’s ability and the ability of its restricted subsidiaries to:

•	incur additional indebtedness or issue disqualified stock or preferred stock of subsidiaries;

•	pay dividends or make other distributions on, redeem, defease, repurchase or otherwise retire equity interests;

•	create liens on certain assets to secure debt;

•	make certain investments;

•	sell certain assets;

•	place restrictions on the ability of restricted subsidiaries to make payments to Sabre GLBL, Sabre Holdings or the Company;

•	consolidate, merge or sell all or substantially all of their assets; and

•	enter into certain transactions with affiliates.

These covenants are subject to important exceptions, limitations and qualifications. These covenants will be suspended, and shall not apply at any time during which the New Sabre GLBL Notes have been assigned an investment grade rating.

This description of the New Sabre GLBL Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the New Sabre GLBL Notes Indenture and the form of the New Sabre GLBL Notes, which are filed with this Form 8-K as Exhibit 4.3 and Exhibit 4.4, respectively, and are incorporated herein by reference.

Exchange Security Agreement

Sabre GLBL’s and the Sabre GLBL Guarantors’ obligations under the New Sabre GLBL Notes Indenture are secured by first-priority liens on the same collateral securing, on a pari passu basis, the indebtedness owing under Sabre GLBL’s Senior Credit Facilities, the Intercompany Loan and the Secured Notes, pursuant to certain security agreements and pledge agreements, as may be amended from time to time among Sabre Holdings, Sabre GLBL and certain of its restricted subsidiaries (collectively, the “Exchange Security Documents”), including a pledge and security agreement executed in connection with the entry into the New Sabre GLBL Notes Indenture, on December 8, 2025, by and among Sabre GLBL, the Sabre GLBL Guarantors, and Computershare Trust Company, N.A., as collateral agent (the “Exchange Security Agreement”).

The liens granted under the Exchange Security Documents constitute first-priority liens, subject to certain exceptions and permitted liens described therein, on:

•	all equity interests of Sabre GLBL, held by Sabre Holdings;

•

substantially all personal property of Sabre GLBL and the Sabre GLBL Guarantors, subject to certain exceptions (including, without limitation, exceptions for real property leases and immaterial real property; motor vehicles; with respect to perfection by control, deposit and securities accounts; LC Assets (as defined in the New Sabre GLBL Notes Indenture); assets subject to certain categories of permitted liens; all letter of credit rights; securitization assets; capital stock of unrestricted subsidiaries; certain capital stock of foreign subsidiaries; and assets subject to certain legal or contractual restrictions on assignment or granting of security interests);

•

substantially all the equity interests of any of Sabre GLBL’s restricted subsidiaries directly owned by Sabre GLBL or any subsidiary Sabre GLBL Guarantor (or, in the case of a foreign subsidiary, 65% of the equity interests directly owned by Sabre GLBL or a subsidiary Sabre GLBL Guarantor); and

•

mortgages on all material real property owned by Sabre GLBL or any subsidiary Sabre GLBL Guarantor, none of which existed on the issue date for the New Sabre GLBL Notes, except for, so long as such assets are not pledged to secure any other first lien obligations, Principal Domestic Properties and Domestic Subsidiaries, which include Headquarters and Headquarters SPV (each as defined in the New Sabre GLBL Notes Indenture).

This description of the Exchange Security Documents, including the Exchange Security Agreement, does not purport to be complete and is qualified in its entirety by reference to the Exchange Security Agreement, which is filed within this Form 8-K as Exhibit 10.3 and incorporated herein by reference

Term Loan Refinancing

On December 9, 2025, pursuant to a previously announced offer, Sabre Holdings, Sabre GLBL and certain of its subsidiaries entered into a (i) tenth amendment (the “Tenth Term Loan B Amendment”) to Amended and Restated Credit Agreement and (ii) eleventh amendment (the “Eleventh Term Loan B Amendment” and, together with the Third Term Loan B Amendment, the “Term Loan B Amendments”) to Amended and Restated Credit Agreement (the existing Amended and Restated Credit Agreement of Sabre GLBL, as so amended by the Term Loan B Amendments, the “Term Loan Credit Agreement”) pursuant to which certain of Sabre GLBL’s existing senior secured term loans (the “Refinanced Term Loans”) were refinanced into two tranches in an aggregate principal amount of $375 million (including any premium paid in the form of new debt) (the “New Term Loans”). The Term Loan B Amendments, among other things, extend the maturity of the Refinanced Term Loans to July 30, 2029 and modify the pricing on the Refinanced Term Loans to term SOFR + a credit spread adjustment + 6.25%. Except for the extended maturity and new pricing terms of the New Term Loans, the New Term Loans will have substantially similar terms as the Old Term Loans, including guarantees and security interests. As of December 9, 2025, approximately $1.474 billion was outstanding under the Term Loan Credit Agreement.

The foregoing summary of the Term Loan B Amendments does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Tenth Term Loan B Amendment and Eleventh Term Loan B Amendment, copies of which are attached as Exhibits 10.4 and 10.5 hereto, respectively, and incorporated herein by reference.

No Solicitation

This Current Report on Form 8-K does not constitute a solicitation to, or any recommendation as to whether holders of Existing Exchange Notes should, tender any Existing Exchange Notes in the Exchange Offers.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 above is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

SPV Notes Indenture

The SPV Notes Indenture contains covenants that limit, among other things, Sabre Financial’s ability to pay dividends on its capital stock, subject to certain exceptions, which may in turn, impact the ability of holders of the Company’s common stock to receive dividends. For more information, see the SPV Notes Indenture, which is filed within this Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

New Sabre GLBL Notes Indenture

The New Sabre GLBL Notes Indenture contains covenants that limit, among other things, Sabre GLBL’s ability to pay dividends on its capital stock, subject to certain exceptions, which may in turn, impact the ability of holders of the Company’s common stock to receive dividends. For more information, see the New Sabre GLBL Notes Indenture, which is filed within this Form 8-K as Exhibit 4.3 and is incorporated herein by reference.

Item 8.01	Other Events

On December 5, 2025, Sabre issued a press release announcing the early results and an amendment of the Exchange Offers.

A copy of the press release is filed within this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Statements made in this Current Report on Form 8-K that are not descriptions of historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on management’s current expectations and assumptions and are subject to risks and uncertainties. Any statements that are not historical or current facts are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as “expect,” “guidance,” “outlook,” “trend,” “pro forma,” “on course,” “on track,” “target,” “potential,” “benefit,” “goal,” “believe,” “plan,” “confident,” “anticipate,” “indicate,” “trend,” “position,” “optimistic,” “will,” “forecast,” “continue,” “strategy,” “estimate,” “project,” “may,” “should,” “would,” “intend,” or the negative of these terms or other comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. More information about potential risks and uncertainties that could materially affect our business and results of operations is included in the “Risk Factors” and “Forward-Looking Statements” sections in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, filed with the SEC on November 5, 2025, our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 20, 2025 and in our other filings with the SEC. We cannot guarantee future events, including our ability to realize the anticipated benefits of the SPV Notes, any of the Exchange Offers and the Refinanced Term Loans, outlook, guidance, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. Unless required by law, we undertake no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date they are made.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

4.1	Indenture, dated as of December 5, 2025 among Sabre Financial Borrower, LLC, each of the guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent.

4.2	Form of 11.125% Senior Secured Notes due 2029 (included in Exhibit 4.1).

4.3	Indenture, dated as of December 8, 2025, among Sabre GLBL Inc., each of the guarantors party thereto and Computershare Trust Company, National Association, as trustee and collateral agent.

4.4	Form of 10.750% Senior Secured Notes due 2030 (included in Exhibit 4.3).

10.1	Pledge and Security Agreement, dated as of December 5, 2025, among Sabre Financial Borrower, LLC, Sabre Financing Holdings and Wilmington Trust, National Association, as collateral agent.

10.2	First Lien Pari Passu Credit Agreement, dated as of December 5, 2025 among Sabre GLBL Inc., as borrower, Sabre Holdings Corporation, as holdings, Sabre Financial Borrower, LLC, as lender, and Wilmington Trust, National Association, as administrative agent.

10.3	Pledge and Security Agreement, dated as of December 8, 2025, among Sabre GLBL Inc., Sabre Holdings Corporation, the subsidiary guarantors party thereto and Computershare Trust Company, National Association, as collateral agent.

10.4	Tenth Term Loan B Extension Amendment to Amended and Restated Credit Agreement, dated as of December 9, 2025, among Sabre Holdings Corporation, Sabre GLBL Inc., the other loan parties thereto, Bank of America, N.A. as administrative agent, and the Term B Lenders party thereto.

10.5	Eleventh Term Loan B Extension Amendment to Amended and Restated Credit Agreement, dated as of December 9, 2025, among Sabre Holdings Corporation, Sabre GLBL Inc., the other loan parties thereto, Bank of America, N.A. as administrative agent, and the Term B Lenders party thereto.

99.1	Early Results and Amendment Press Release dated December 5, 2025.

104	Cover Page Interactive Data File-formatted as Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2025

Sabre Corporation

By:	/s/ Rochelle Boas
	Name:	Rochelle Boas
	Title:	Executive Vice President and Chief Legal Officer